Exhibit 99.2 Second Quarter 2022 Financial Review and Analysis (preliminary, unaudited) July 27, 2022 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. July 27, 2022 Second Quarter 2022 Financial Review and Analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to the acquisition of CB Velocity Holdings, LLC (“Vestcom”), including its effect on our long-term targets and future ﬁnancial results. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near-term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) the availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions, including our acquisition of Vestcom. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: ● COVID-19 ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to the Russian invasion of Ukraine; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions, including our acquisition of Vestcom; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees; and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Form 10-K, ﬁled with the Securities and Exchange Commission on February 23, 2022, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. July 27, 2022 Second Quarter 2022 Financial Review and Analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-10 to news release dated July 27, 2022). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency, or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation and the accompanying news release. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted EBITDA ex. currency refers to the change in adjusted EBITDA on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to the enactment of the U.S. Tax Cuts and Jobs Act (TCJA), where applicable, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted net income per common share, assuming dilution, ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Free cash ﬂow refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. July 27, 2022 Second Quarter 2022 Financial Review and Analysis 3

Strong performance continues; raising guidance Successfully navigating dynamic macro environment; Q2 above expectations ● Reported EPS of $2.61; adj. EPS (non-GAAP) of $2.64, up 17% ● Revenue of $2.35 bil., up 17% ex. currency and 11% organically ● Operating income up signiﬁcantly, both year-over-year and sequentially ○ Adj. EBITDA (non-GAAP) of $384 mil., up 18% and ~25% on a constant currency basis ○ Adj. EBITDA margin (non-GAAP) of 16.4%, up 100 bps ● YTD free cash ﬂow (non-GAAP) of $282 mil. LGM margins expanded both sequentially and year-over-year on signiﬁcant revenue growth driven by pricing RBIS posted strong margin expansion and revenue growth; Vestcom achieving acquisition objectives Intelligent Labels continues strong growth trend; momentum accelerating Raising FY EPS guidance midpoint by 20 cents despite incremental currency translation headwind of ~25 cents ● Now targeting full year adj. EPS of $9.70 to $10.00 ○ Midpoint up more than 10% compared to prior year; up 19% ex. currency ● Organic sales growth outlook of 13% to 14% July 27, 2022 Second Quarter 2022 Financial Review and Analysis 4

YTD ‘22 Intelligent Labels up ~20% 2021 Sales by End Market Apparel $0.7B ~20% Non-Apparel Org. Sales $0.7B 5-YR CAGR $0.2B Pipeline by End Market ● Industry-leading position; 50%+ UHF RFID segment share Apparel ● Targeting 20%+ organic growth in coming years Food ● Clear innovation leader Logistics ● Investing in capacity and market development Industrial Solutions enabling omnichannel retail, more efficient supply Beauty chains, enhanced consumer experience and less waste July 27, 2022 Second Quarter 2022 Financial Review and Analysis 5 5 # of Engagements End Market

Quarterly Sales Trend Analysis 2Q21 3Q21 4Q21 1Q22 2Q22 Reported Sales Change 37.5% 19.8% 9.7% 14.5% 11.7% (1) Organic Sales Change 28.1% 13.9% 12.8% 12.7% 11.3% Acquisitions/Divestitures 1.1% 3.0% 5.7% 5.3% 5.4% (1),(2) Sales Change Ex. Currency 29.2% 17.0% 18.5% 18.0% 16.7% Extra Week Impact - - (8.5%) - - Currency Translation 8.3% 2.8% (0.3%) (3.4%) (5.0%) (2) Reported Sales Change 37.5% 19.8% 9.7% 14.5% 11.7% (1) Non-GAAP (2) Totals may not sum due to rounding July 27, 2022 Second Quarter 2022 Financial Review and Analysis 6

Quarterly Sales Trend Analysis (cont.) Organic Sales Change 2Q21 3Q21 4Q21 1Q22 2Q22 LGM 16% 14% 11% 12% 15% RBIS 72% 14% 20% 20% 5% IHM 33% 15% 10% 1% 7% Total Company 28% 14% 13% 13% 11% Total Company 29% 17% 19% 18% 17% Sales Change Ex. Currency July 27, 2022 Second Quarter 2022 Financial Review and Analysis 7

Second Quarter Sales Growth and Operating Margin Comparison Second Quarter Sales Growth Reported Ex. Currency Organic Label and Graphic Materials 8.4% 14.3% 14.5% Retail Branding and Information Solutions 24.2% 27.0% 4.5% Industrial and Healthcare Materials 0.6% 4.7% 7.1% Total Company 11.7% 16.7% 11.3% Operating Margin Adj. EBITDA Margin Reported (Non-GAAP) 2Q22 2Q21 2Q22 2Q21 Label and Graphic Materials 15.2% 16.6% 17.1% 16.6% Retail Branding and Information Solutions 12.9% 8.0% 19.0% 16.8% Industrial and Healthcare Materials 10.3% 11.5% 13.7% 15.3% Total Company 13.1% 12.8% 16.4% 15.4% July 27, 2022 Second Quarter 2022 Financial Review and Analysis 8

Second Quarter 2022 Results Label and Graphic Materials 2021 Sales by Product Reported sales increased 8% to $1.5 bil. Base (Label & Graphics) Sales up 14% ex. currency and 15% organically High Value Specialty/Durables Labels Categories ● Label and Packaging Materials up high teens on organic basis, Specialty Graphics with strong growth in both high value and base categories 34% Reﬂectives ● Combined Graphics and Reﬂective Solutions down mid-single digits on organic basis ● Organically, North America up high teens, Western Europe up more than 20% and emerging markets up mid-single digits Reported operating margin decreased 140 bps to 15.2% ● Adj. EBITDA margin increased 50 bps to 17.1% as beneﬁts from 2021 Sales by Geography net impact of pricing, freight and raw material costs, productivity and mix more than offset higher employee-related costs and U.S. & Canada lower volume Western Europe Emerging Markets E. Europe & MENA Inﬂation continues to be signiﬁcant in our materials businesses 40% Asia Paciﬁc ● FY22: anticipate more than 20% inﬂation vs. prior year Latin America July 27, 2022 Second Quarter 2022 Financial Review and Analysis 9 9 End Market Product Category

Second Quarter 2022 Results Retail Branding and Information Solutions (1) 2021 Sales by Product Reported sales increased 24% to $658 mil. Base Tags & Labels Sales up 27% ex. currency and 5% organically High Value Intelligent Labels Categories ● Strong growth in high value categories, including Intelligent Vestcom Labels and external embellishments 49% (2) AIDC Solutions ● Base down low-single digits in Q2 following strong Q1; up mid-single digits YTD Ext. Embellishments Reported operating margin increased 490 bps to 12.9% ● Adj. EBITDA margin increased 220 bps to 19.0% as combined beneﬁt from higher organic volume and acquisitions was partially offset by growth investments and higher (1) 2021 Sales by Geography employee-related costs U.S. & Canada Europe Asia Paciﬁc Latin America July 27, 2022 Second Quarter 2022 Financial Review and Analysis 10 10 (1) Adjusted to include FY21 Vestcom sales (2) Automatic Identiﬁcation and Data Capture (“AIDC”) Estimated End Market Product Category

Second Quarter 2022 Results Industrial and Healthcare Materials 2021 Sales by Product Reported sales increased 1% to $198 mil. Automotive Sales up 5% ex. currency and 7% organically High Value Other Industrial Categories ● Industrial categories up mid-single digits on organic basis Healthcare ● Healthcare up high teens on organic basis 77% Retail Reported operating margin decreased 120 bps to 10.3% ● Adj. EBITDA margin increased 190 bps sequentially to 13.7% ● Adj. EBITDA margin decreased 160 bps vs. PY as beneﬁts from net impact of pricing, freight, and raw material costs were more than offset by higher employee-related costs and lower volume/mix ○ Lower volume principally driven by China 2021 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America July 27, 2022 Second Quarter 2022 Financial Review and Analysis 11 11 Estimated End Market Product Category

Track record of consistent results; once again poised to deliver in 2022 Adj. EPS 2022 EPS Guidance Previous Updated ~$9.85 Reported EPS $9.35 – $9.75 $9.60 – $9.90 Add Back: Est. restructuring costs and other items ~$0.10 ~$0.10 Adjusted EPS (non-GAAP) $9.45 – $9.85 $9.70 – $10.00 Contributing Factors to 2022 ● Reported sales growth of 11% to 12%; ~5% currency headwind (previously ~3%) Revenue ($ billion) ○ Ex. currency growth of 16% to 17%; ~3% beneﬁt from M&A ~$9.4 ○ Organic sales growth of 13% to 14% (previously 12% to 14%) ● Currency translation headwind to operating income of ~$67 mil. (previously ~$40 mil.) ● Investing ~$35 mil., principally in Intelligent Labels, digital capabilities and sustainability ● Tax rate in mid-20% range ● Fixed and IT capital spend of up to $350 mil. July 27, 2022 Second Quarter 2022 Financial Review and Analysis 12

Appendix: End Market Exposure Supplemental Non-GAAP Reconciliations July 27, 2022 Second Quarter 2022 Financial Review and Analysis 13

Broad exposure to diverse end markets (1) (1) 2021 Sales by Product Category 2021 Sales by End Market, est. Cyclical/ Discretionary ~20% (2) Other ● Industrial/ Food Industrial / LATAM Durables Durable S. Asia HPC U.S. ~40% Emerging China Markets Pharma ~30% E. Europe Retail Discretionary Beverage & MENA Staples ~20% ● Retail Staples/ Other Western Apparel Less Discretionary ~60% Logistics Europe ● Non-Durable Goods & Shipping ~30% ● Shipping/Logistics Healthcare ● Healthcare (1) Adjusted to include FY21 Vestcom sales (2) Includes Australia, Canada, Japan, New Zealand, and South Africa Note: Avery Dennison has ceased shipment of all products for the Russian market (~1% of total company revenue in 2021) July 27, 2022 Second Quarter 2022 Financial Review and Analysis 14

Adjusted EPS The adjusted tax rate was 25%, 24.1%, and 24.6% for 2021, 2020, and 2019, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, and other items. July 27, 2022 Second Quarter 2022 Financial Review and Analysis 15

Adjusted EPS and EBITDA, ex. currency July 27, 2022 Second Quarter 2022 Financial Review and Analysis 16

July 27, 2022 Second Quarter 2022 Financial Review and Analysis 17 © 2022 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.